UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 15, 2003


                            GS Auto Loan Trust 2003-1
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-08               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GS Auto Loan Trust 2003-1 pursuant to the terms of the Sale and Servicing Agreement, dated as of April 1, 2003 among Goldman Sachs Asset Backed Securities Corp., as Depositor, Goldman Sachs Mortgage Company as Seller, The Huntington National Bank, as Servicer, and JPMorgan Chase Bank, as Indenture Trustee.

     On June 15, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 15, 2003 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS AUTO LOAN TRUST 2003-1
-----------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  July 28, 2003           By: /s/  Michael A. Smith
                                  --------------------------------------------

                                   Michael A. Smith
                                   Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 15, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 15, 2003


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

                                              GS AUTO LOAN TRUST 2003-1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                    July 15, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         118,614,000.00     82,931,410.52   17,736,063.83     86,847.62    17,822,911.45    0.00         0.00       65,195,346.69
A2         138,336,000.00    138,336,000.00            0.00    177,300.64       177,300.64    0.00         0.00      138,336,000.00
A3         124,956,000.00    124,956,000.00            0.00    216,173.88       216,173.88    0.00         0.00      124,956,000.00
A4         114,082,000.00    114,082,000.00            0.00    258,205.59       258,205.59    0.00         0.00      114,082,000.00
B           17,148,000.00     17,148,000.00            0.00     37,454.09        37,454.09    0.00         0.00       17,148,000.00
C            9,233,000.00      9,233,000.00            0.00     28,837.74        28,837.74    0.00         0.00        9,233,000.00
D           11,666,000.00     11,666,000.00            0.00     53,469.17        53,469.17    0.00         0.00       11,666,000.00
CERT                 0.00              0.00            0.00          0.00             0.00    0.00         0.00                0.00
TOTALS     534,035,000.00    498,352,410.52   17,736,063.83    858,288.73    18,594,352.56    0.00         0.00      480,616,346.69

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1     36292RAA9      699.17050702     149.52757541    0.73218693     150.25976234     549.64293161      A1           1.300000 %
A2     36292RAB7    1,000.00000000       0.00000000    1.28166667       1.28166667   1,000.00000000      A2           1.538000 %
A3     36292RAC5    1,000.00000000       0.00000000    1.73000000       1.73000000   1,000.00000000      A3           2.076000 %
A4     36292RAD3    1,000.00000000       0.00000000    2.26333330       2.26333330   1,000.00000000      A4           2.716000 %
B      36292RAE1    1,000.00000000       0.00000000    2.18416667       2.18416667   1,000.00000000      B            2.621000 %
C      36292RAF8    1,000.00000000       0.00000000    3.12333369       3.12333369   1,000.00000000      C            3.748000 %
D      36292RAG6    1,000.00000000       0.00000000    4.58333362       4.58333362   1,000.00000000      D            5.500000 %
TOTALS                933.18305077      33.21142590    1.60717693      34.81860283     899.97162487
---------------------------------------------------------------------------------------------------  ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Michael A. Smith
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5427
                              Fax: (212) 623-5933
                        Email: michael.a.smith@chase.com

                     ---------------------------------------

Sec. 5.07 (a),(b)      Collections received with respect to the Receivables
                               Payments Collected Attributed to Principal                                             8,427,131.11
                               Accounts Paid in Full                                                                  7,379,058.59
                               Liquidated Receivables(including Cram-downs)                                             153,286.47
                               Repurchased Receivables                                                                        0.00
                               Small Balance Write Offs(<=$25)                                                                7.03
                               Other Principal Reductions                                                                   115.00

                               Payments Collected Attributable to Interest                                            3,248,742.73

Sec. 5.07 (c),(d)      Principal Allocations
       (e),(f)                Regular Principal Allocation                                                          10,921,174.64
                               Regular Principal Allocation per $1,000 original principal balance                      20.70590718
                               First Allocation of Principal                                                                  0.00
                               First Allocation of Principal per $1,000 original principal balance                      0.00000000
                               Second Allocation of Principal                                                                 0.00
                               Second Allocation of Principal per $1,000 original principal balance                     0.00000000
                               Third Allocation of Principal                                                          6,814,889.19
                               Third Allocation of Principal per $1,000 original principal balance                     12.92063058

Sec. 5.07 (g)          Pool Balance
                               Beginning Pool Balance                                                               495,831,119.53
                               Ending Pool Balance                                                                  479,871,521.33

Sec. 5.07 (h)          Principal Distribution Amounts
                                Principal Distribution - A-1                                                          17,736,063.83
                                Principal Distribution - A-2                                                                   0.00
                                Principal Distribution - A-3                                                                   0.00
                                Principal Distribution - A-4                                                                   0.00
                                Principal Distribution - B                                                                     0.00
                                Principal Distribution - C                                                                     0.00
                                Principal Distribution - D                                                                     0.00

Sec. 5.07(i),(j)       Fees Paid
                                 Servicing Fee                                                                            413,192.60
                                 Servicing Fee per $1,000 original principal balance                                      0.78338896
                                 Reimbursement of Servicing Advances                                                        2,199.42
                                 Reimbursement of Servicing Advances per $1,000 original principal balance                0.00416997
                                 Reimbursement of Previous Monthly Int Advances                                           123,216.16
                                 Reimbursement of Prev Monthly Int Advances per $1,000 original prin balance              0.23361062
                                 Owner Trustee Fee                                                                            833.33
                                 Owner Trustee Fee per $1,000 original principal balance                                  0.00157994
                                 Indenture Trustee Fee                                                                        662.50
                                 Indenture Trustee Fee per $1,000 original principal balance                              0.00125606


Sec. 5.07 (k)          Current Period Losses
                               Realized Losses                                                                           76,076.75
                               Cram Down Losses                                                                               0.00

Sec. 5.07 (l),(o)      Current Period Liquidated or Purchased Receivables
                                Principal Balance of Liquidated/Defaulted Receivables                                    153,286.47
                                Principal Balance of Repurchased Receivables                                                   0.00

Section 5.07(m)        Delinquency Information
                                                                          Principal
                                Period                Number                Balance              Percentage
                               30-59 days                    122             2,068,336.00                  0.43 %
                               60-89 days                     27               468,242.00                  0.10 %
                               90+days                        23               411,646.00                  0.09 %
                                Total                        172             2,948,224.00                  0.62 %

Sec. 5.07 (n)          Interest Distribution Amounts
                                Interest Distribution - A-1                                                       86,847.62
                                Interest Carryover Shortfall - A-1                                                     0.00
                                Cumulative Interest Carryover Shortfall - A-1                                          0.00

                                Interest Distribution - A-2                                                      177,300.64
                                Interest Carryover Shortfall - A-2                                                     0.00
                                Cumulative Interest Carryover Shortfall - A-2                                          0.00

                                Interest Distribution - A-3                                                      216,173.88
                                Interest Carryover Shortfall - A-3                                                     0.00
                                Cumulative Interest Carryover Shortfall - A-3                                          0.00
                                Interest Distribution - A-4                                                      258,205.59
                                Interest Carryover Shortfall - A-4                                                     0.00
                                Cumulative Interest Carryover Shortfall - A-4                                          0.00

                                Interest Distribution - B                                                         37,454.09
                                Interest Carryover Shortfall - B                                                       0.00
                                Cumulative Interest Carryover Shortfall - B                                            0.00

                                Interest Distribution - C                                                         28,837.74
                                Interest Carryover Shortfall - C                                                       0.00
                                Cumulative Interest Carryover Shortfall - C                                            0.00

                                Interest Distribution - D                                                         53,469.17
                                Interest Carryover Shortfall - D                                                       0.00
                                Cumulative Interest Carryover Shortfall - D                                            0.00



Sec. 5.07 (p)          Repossession Information (Total Inventory)
                                             Number of Receivables as to which vehicles have been Repossessed               30
                                             Balance of Receivables as to which vehicles have been Repossessed      561,245.00

Sec. 5.07 (q)          Extension Information
                                             Number of Extensions Granted                                                  123
                                             Principal Amount of Extensions Granted                               1,958,078.00

Sec. 5.07 (r)          Overcollateralization Amounts
                                             Overcollateralization Target Amount                                  9,597,430.43
                                             Ending Overcollateralization Amount                                   -744,825.36

Sec. 5.07 (s)          Cumulative Net Loss Ratio                                                                      0.0144 %

Sec. 5.07 (t)          Annualized Net Loss Ratio                                                                      0.0614 %

Sec. 5.07 (u)          Three-Month Annualized Net Loss Ratio                                                          0.0614 %

Sec. 5.07 (v)          Pool Delinquency Percentage                                                                    0.4685 %



             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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